EXHIBIT 32.1

SECTION 906 CERTIFICATION

In connection with the Quarterly Report of Nuvilex, Inc. on Form 10-Q for the period ending July 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert F. Ryan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ Robert F. Ryan Robert F. Ryan, M.S., Ph.D., President and Chief Executive Officer (Principal Executive Officer) Date: September 19, 2012

EXHIBIT 32.2

SECTION 906 CERTIFICATION

In connection with the Quarterly Report of Nuvilex, Inc. on Form 10-Q for the period ending July 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert F. Ryan, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ Robert F. Ryan Robert F. Ryan Interim Chief Financial Officer (Interim Principal Financial Officer) Date: September 19, 2012